SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement           |_|  Confidential, For Use of the
|X|  Definitive Proxy Statement                 Commission Only (as
                                                permitted by
                                                Rule 14a-6(e)(2))
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule-14a-11(c)-or Rule-14a-12

                                   ACCOM, INC.


                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)      Title of each class of securities to which transaction applies:
     (2)      Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)      Proposed maximum aggregate value of transaction:
     (5)      Total fee paid:

|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)      Amount Previously Paid:
     (2)      Form, Schedule or Registration Statement No.:
     (3)      Filing Party:
     (4)      Date Filed:

                                   ACCOM, INC.
                               1490 O'Brien Drive
                              Menlo Park, CA 94025


Dear Fellow Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of Accom, Inc. ("Accom" or the "Company"). The Annual Meeting will be held on Thursday, June 14, 2001, at 9:00 a.m. at the Company's principal executive offices in Menlo Park, California.

     At the Annual Meeting, you will be asked to consider and to vote upon the proposals regarding: (i) the election of two Class 2 directors of the Company,
(ii) an increase of the number of shares of Common Stock reserved for issuance under a stock option plan of the Company; and (iii) the ratification of Ernst & Young LLP as independent auditors of the Company for the fiscal year ended December 31, 2001. The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting.

     After  careful   consideration,   the  Company's  Board  of  Directors  has
unanimously approved each proposal and recommends that you vote IN FAVOR OF each proposal.

     After reading the Proxy Statement, please mark, sign, date and return the enclosed proxy card in the reply envelope by no later than June 8, 2001, if possible. If you decide to attend the Annual Meeting, please notify the Secretary of the Company that you wish to vote in person, and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY OR UNLESS YOU ATTEND THE ANNUAL MEETING IN PERSON.

     A copy of the Accom, Inc. 2000 Annual Report on Form 10-K also is enclosed.

     We look forward to seeing you at the Annual Meeting.

                                         Sincerely yours,


                                         /s/ JUNAID SHEIKH
                                         -----------------

                                         Junaid Sheikh
                                         Chairman of the Board of Directors,
                                         President and Chief Executive Officer
Menlo Park, California
April 27, 2001


--------------------------------------------------------------------------------

                                    IMPORTANT

Please mark, date and sign the enclosed proxy and return it at your earliest convenience in the enclosed envelope so that if you are unable to attend the Annual Meeting your shares may be voted.

--------------------------------------------------------------------------------

                                   ACCOM, INC.

      --------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 14, 2001

      --------------------------------------------------------------------

     The Annual Meeting of Stockholders of Accom, Inc. ("Accom" or the "Company") will be held at the Company's principal executive offices at 1490 O'Brien Drive, Menlo Park, California 94025, on Thursday, June 14, 2001, at 9:00 a.m. The Annual Meeting will be held for the following purposes:

1. To elect two Class 2 directors of the Company to hold office until the expiration of their respective terms of office in 2004 and until their respective successors are duly elected and qualified;

2. To approve an increase by 2,000,000 of the number of shares of the Company's Common Stock reserved for issuance under the Company's 1995 Stock Option/Stock Issuance Plan;

3. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the Company's 2001 fiscal year; and

4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The record date for determining those stockholders entitled to notice of and to vote at the Annual Meeting and any of its adjournments is April 27, 2001. A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company for at least ten days prior to the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting. To assure your representation at the meeting, please carefully read the accompanying Proxy Statement. The Proxy Statement further describes the matters to be voted upon at the Annual Meeting.

     Whether you plan on attending the Annual Meeting or not, please sign, date and return the enclosed proxy card in the reply envelope provided. If your shares are registered in different names or at different addresses, you may receive more than one Proxy Statement. If that happens, you should return each proxy card to assure that all of your shares will be voted. If you attend the Annual Meeting and vote by ballot, your proxy vote will be revoked automatically, and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist the Company in preparing for the Annual Meeting.

                                    By Order of the Board of Directors,


                                    /s/ DONALD K. MCCAULEY
                                    ----------------------

                                    Donald K. McCauley,
                                    Secretary

Menlo Park, California
April 27, 2001

                                   ACCOM, INC.

        ---------------------------------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 14, 2001

        ---------------------------------------------------------------


     This Proxy Statement solicits proxies on behalf of the Board of Directors of Accom, Inc. ("Accom" or the "Company") to be voted upon at the Annual Meeting of Stockholders on Thursday, June 14, 2001 (the "Annual Meeting") and any of its adjournments. The Annual Meeting will be held at 9:00 a.m. at the Company's principal executive offices at 1490 O'Brien Drive, Menlo Park, California 94025. These proxy materials are expected to be first mailed to stockholders on or about May 9, 2001. The specific proposals to be considered and acted upon at the Annual Meeting are described in this Proxy Statement.

                             REVOCABILITY OF PROXIES

     Any stockholder giving a proxy pursuant to this solicitation may revoke such proxy at any time prior to its exercise by providing written notice of revocation to the Secretary of the Company at the Company's principal executive offices, by providing a duly executed proxy bearing a later date or by attending the meeting and voting in person. The mailing address of the Company's principal executive offices is 1490 O'Brien Drive, Menlo Park, California 94025.

                                     VOTING

     Stockholders of record at the close of business on April 27, 2001 are entitled to notice of and to vote at the Annual Meeting. As of April 27, 2001, the Company had 10,198,277 shares of the Company's Common Stock ("Common Stock") outstanding and entitled to vote and approximately 99 stockholders of record, including several holders who are nominees for an undetermined number of beneficial owners. Each holder of Common Stock is entitled to one vote for each share held as of the record date. The holders of a majority of the shares of Common Stock outstanding on the record date, whether present in person or by proxy, will constitute a quorum at the Annual Meeting and its adjournments or postponements, if any.

     All votes will be tabulated by the inspector of election appointed for the Annual Meeting. The inspector will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Shares abstained or subject to a broker non-vote are counted as present for the purpose of determining the presence or absence of a quorum. For proposals other than the election of directors, abstentions are counted in tabulations of the votes cast on a proposal presented to stockholders and generally have the same effect as a vote against the proposal, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. With regard to the election of directors, votes may be cast in favor of the director or withheld. Because directors are elected by plurality, abstentions from voting and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome. If a quorum is present at the Annual Meeting, the two nominees receiving the greatest number of votes will be elected as two directors of the Company.

     Each proxy submitted by a stockholder will be voted FOR: (i) the election of the two Class 2 director nominees named herein (Proposal No. 1); (ii) the increase by 2,000,000 of the number of shares of Common Stock reserved for issuance under the Company's 1995 Stock Option/Stock Issuance Plan (Proposal No.
2); and (iii) the ratification of Ernst & Young LLP as independent auditors of the Company for 2001 (Proposal No. 3) unless the stockholder has otherwise directed in the proxy. The Company's directors and executive officers currently hold shares representing approximately 53% of the Company's outstanding Common Stock, and these stockholders have indicated that they intend to vote all eligible shares of voting stock over which they exercise voting for approval of each of the proposals described in this Proxy Statement.

     If a stockholder has submitted a valid proxy directing how the shares represented by the proxy are to be voted, such shares will be voted according to the stockholder's direction. A stockholder has the power to revoke his or her proxy at any time before it is voted at the Annual Meeting by submitting a written notice of revocation to the Secretary of the Company or by filing a duly executed proxy bearing a later date. A proxy will not be voted if the stockholder who executed it is present at the Annual Meeting and elects to vote the shares represented by the proxy in person.

     The Company's Board of Directors reserves the right to withhold any proposal described in this Proxy Statement from a vote at the Annual Meeting if the Board deems a vote on such proposal to be contrary to the best interests of the Company and its stockholders. In such an event, the proposal withheld will be neither adopted nor defeated.

                                  SOLICITATION

     The cost of soliciting these proxies consists of the printing, handling and mailing of the proxy cards and related materials and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy materials to the beneficial owners of stock. These costs will be paid by the Company. To assure a majority vote will be present in person or by proxy at the Annual Meeting, certain officers, directors, regular employees and other representatives of the Company may need to solicit proxies by telephone, facsimile or electronic means or in person. These persons will receive no extra compensation for their services. The Company reserves the right to have an outside solicitor conduct the solicitation of proxies and to pay such solicitor for its services.

     The Company's Annual Report on Form 10-K for fiscal 2000 has been mailed to all stockholders entitled to notice of and to vote at the Annual Meeting. Except as set forth in the section entitled "Incorporation by Reference" below, the Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

        ----------------------------------------------------------------

                                 PROPOSAL NO. 1

                          ELECTION OF CLASS 2 DIRECTORS

        ----------------------------------------------------------------

     The Company's Board of Directors (the "Board") is classified into three classes. Each class has a staggered term of three years. Each director serves until the Company's annual meeting of stockholders at which directors of his class are to be elected and until his successor is duly elected and qualified. The term of each Class 2 director expires at the Annual Meeting. Therefore, the stockholders are being asked to elect two Class 2 directors at the Annual Meeting. The nominees are listed below. Both of the nominees listed below are incumbent directors.

     If a quorum is present at the Annual Meeting, the two nominees receiving the greatest number of votes will be elected as the two Class 2 directors. The Board unanimously recommends a vote IN FAVOR OF the nominees that are listed below. Except to the extent that authority to vote for any directors is withheld in a proxy, shares represented by proxies will be voted FOR such nominees. In the event that either of the nominees for director should, before the Annual Meeting, become unable to serve if elected, shares represented by proxies will be voted for such substitute nominees as may be recommended by the Company's existing Board, unless other directions are given in the proxies. Proxies cannot be voted for more than two persons. Each of the nominees has consented to serve as a director if elected. To the Company's knowledge, both of the nominees will be available to serve.

Information with Respect to Nominees for Class 2 Directors

     Set forth below is information regarding the two nominees for Class 2 directors. This information was furnished by them as to their principal occupations at present and for the last five years, certain other directorships held by them, the year in which they became directors of the Company and their ages as of April 27, 2001. There are no family relationships among the two nominees and any directors or executive officers of the Company.

                                                                         Director      Class/End of Term of
     Nominees                  Position with the Company        Age        Since            Director*
     --------                  -------------------------        ---        -----            ---------
Thomas E. Fanella               Director                         54        1997            Class 2/2001
David A. Lahar                  Director                         43        1998            Class 2/2001

------------------
* If a nominee is elected, the end of his next term as director will be at the Company's Annual Meeting of Stockholders in 2004.

Business Experience of Nominees for Class 2 Directors

     Thomas E. Fanella has served on the Board since March 1997. Since August 1988, Mr. Fanella has been President and Chief Executive Officer of KTEH Public Television Channel 54 in San Jose, California. Mr. Fanella is also a director of the Catholic Television Network, the Pacific Mountain Network and the Silicon Valley Forum.

     David A. Lahar has served on the Board since February 1998. Since September 1992, Mr. Lahar has been a Managing Director of EOS Capital, Inc., an investment, venture capital and consulting firm. Since July 1999, Mr. Lahar has been a director, Executive Vice President and Co-founder of QualPro Corp., a supplier of aerospace components and fabrication services. From 1992 to June 1996, Mr. Lahar was the President of Aurora Electronics, Inc., a company which he co-founded and which is a provider of spare parts distribution services and electronics recycling and recovery services to computer manufacturers and field service providers. From 1986 to 1992, Mr. Lahar was a Managing Director in the Investment Banking Division of PaineWebber Incorporated.

Information with Respect to Other Directors

     Set forth below is information regarding the directors of the Company whose terms of office continue beyond the Annual Meeting and who are not up for reelection at the Annual Meeting. This information was furnished by them as to their principal occupations at present and for the last five years, certain other directorships held by them, the year in which they became directors of the Company and their ages as of April 27, 2001. There are no family relationships among any such directors or any of the executive officers of the Company.

                                                                               Director      Class/End of Term of
        Director Name                Position with the Company        Age        Since             Director
        -------------                -------------------------        ---        -----             --------
Junaid Sheikh                   President, Chief Executive Officer     47        1988            Class 3/2002
                                and Chairman of the Board
Lionel M. Allan                 Director                               57        1995            Class 1/2003
Michael Luckwell                Director                               58        1999            Class 3/2002
Eugene M. Matalene, Jr.         Director                               53        1999            Class 1/2003

Business Experience of Other Directors

     Junaid Sheikh has served as the Chairman of the Board since June 1988 and as the Company's President and Chief Executive Officer since November 1991. Mr. Sheikh was also the President and Chairman of the Board of Directors of Axial Systems Corporation, a maker of on-line editing systems, from May 1990 to October 1991.

     Lionel M. Allan has served on the Board since April 1995. Since 1992, Mr. Allan has been President of Allan Advisors, Inc., a board of directors and legal consulting firm. Mr. Allan has served as a director of KTEH Public Television Channel 54 in San Jose, California, since 1988 and was a past Chairman of the Board of KTEH. He has served as a director of Catalyst Semiconductor, Inc., a semiconductor company, since August 1995, and a director of Global Motorsport Group, Inc., a motorcycle products company, from June 1994 to December 1998.

     Michael Luckwell has served on the Board since May 1999. Since 1986, Mr. Luckwell's principal occupation has been as an individual investor and a manager of his personal investments. In addition, for six months in 1995, Mr. Luckwell served as the Chief Executive of Riverside Plc, a company based in England which operated health and fitness centers. Since December 1999, Mr. Luckwell has been a director of Convergence Holdings Plc, a company publicly traded on the Alternative Investment Market, London, and based in England. Mr. Luckwell has been a director of HIT Entertainment Plc, a publicly traded entertainment company based in England, since May 1993. In 1970, Mr. Luckwell founded The Moving Picture Company, a leading European video facility and film and television production company. In 1983, The Moving Picture Company was merged with Carlton Communications Plc, and Mr. Luckwell served as the Managing Director of Carlton until 1986.

     Eugene M. Matalene, Jr. has served on the Board since March 1999. Since April 1997, Mr. Matalene has served as President of Strata Capital Management Corp., a merchant bank. He was a Managing Director of Furman Selz, an investment bank, from June 1996 to April 1997 and a Managing Director of PaineWebber Incorporated, an investment bank, from 1989 to 1996. From 1990 until August 1999, Mr. Matalene was a director of American Bankers Insurance Group, Inc., a specialty insurance products company ("American Bankers").

Arrangements in Connection with the Election of Directors Other than the Two Nominees

     On March 12, 1999, the Company issued Senior Subordinated Convertible Notes due March 12, 2004 (the "Convertible Notes") in the aggregate principal amount of $3,500,000 to a group of six investors that was led by American Bankers and that includes Mr. Matalene. So long as American Bankers holds either shares or Convertible Notes representing at least 50% of the Common Stock issuable upon conversion of the Convertible Notes, American Bankers has the right to nominate an individual as a member of the Company's management slate of directors submitted for election to the Board. American Bankers nominated Mr. Matalene, a director of American Bankers, who has served as a member of the Board since March 1999.

     On December 10, 1998, the Company entered into a Stock Purchase Agreement with Michael Luckwell, pursuant to which Mr. Luckwell purchased $1,500,000 of Common Stock. Pursuant to the Stock Purchase Agreement, Mr. Luckwell has the right to be nominated as a member of the Company's management slate of directors submitted for election to the Board. Mr. Luckwell requested to be appointed to the Board and has served as a member of the Board since May 1999.

Compensation of Directors

     Of the Company's six directors, one director is a salaried employee of the Company. Directors who are employees of the Company do not receive any additional compensation or benefits for their service as directors.

     The five remaining non-employee directors are compensated for their services through the issuance of stock options. When first elected or appointed as directors, non-employee directors are granted non-statutory stock options to purchase 10,000 shares of Common Stock. Then, after each Annual Meeting, each non-employee director currently receives options to purchase 5,000 shares of Common Stock, provided the non-employee director has served on the Board for at least six months. All such options expire 10 years from the date of grant, have an exercise price at the fair market value of the Common Stock on the date of grant and are immediately exercisable. The Company does not have a right to repurchase the shares issuable upon exercise of the options.

     In accordance with the Company's standard arrangements, the Company issued 5,000 options to each of Messrs. Allan, Fanella, Lahar, Luckwell and Matalene after the Company's Annual Meeting on June 15, 2000. See "Certain Relationships and Related Transactions" below for a discussion of certain transactions between the Company and certain members of the Board.

Board and Committees Meetings

     The Board held a total of four meetings in fiscal 2000. The Board has an Audit Committee and a Compensation Committee. The Board does not have a nominating committee.

     The Audit Committee represents the Board in discharging its responsibilities relating to the accounting, reporting, and financial practices of the Company and has general responsibility for surveillance of internal controls and accounting and audit activities of the Company, including evaluations of the Company's independent auditors and reviews of audit procedures, results of the annual audit and accompanying management letters, if any. The Audit Committee is comprised of three members: Mr. Allan as Chairman, Mr. Fanella and Mr. Luckwell. During fiscal 2000, four meetings of the Audit Committee were held.

     The members of the Audit Committee are independent as defined by the appropriate listing standards of the National Association of Securities Dealers. The Board has adopted an Audit Committee Charter. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

     The Compensation Committee makes recommendations to the Board concerning the compensation of the Company's officers and directors and the administration of the Company's 1995 Stock Option/Stock Issuance Plan, the Company's Employee Stock Purchase Plan and the Company's 1997 Non-Executive Stock Option Plan. The Compensation Committee is comprised of Mr. Luckwell as Chairman, Mr. Lahar and Mr. Matalene. During fiscal 2000, the Compensation Committee met two times.

     During fiscal 2000, each Board member attended 75% or more of the aggregate number of meetings of the Board and meetings of the committees on which he served that were held during the period for which he was a director or committee member.

     The third paragraph of this Section, "Board and Committees Meetings," and the Audit Committee Charter are not soliciting materials, are not deemed filed with the Securities and Exchange Commission and are not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Report of the Audit Committee

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles.

     In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and its management. In addition, the Audit Committee has considered whether the independent auditors provision of non-audit services to the Company is compatible with the auditor's independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on SEC Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                               The Audit Committee

                                               Lionel M. Allan, Chairman
                                               Thomas E. Fanella
                                               Michael Luckwell

     This Report of the Audit Committee is not soliciting material, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.


Fees Billed to the Company By Ernst & Young LLP for Fiscal 2000

     Audit Fees. The aggregate fees billed by Ernst & Young LLP for professional services for the audit of the Company's consolidated financial statements for fiscal 2000 and the review of the consolidated financial statements included in the Company's Forms 10-Q for fiscal 2000 were $228,000.

     Financial Information Systems Design and Implementation Fees. There were no fees billed by Ernst & Young LLP for financial information systems design and implementation for fiscal 2000.

     All Other Fees. The aggregate fees billed to the Company for all other professional services rendered by Ernst & Young LLP for fiscal 2000 were $147,200.


                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

Report of the Compensation Committee

     During fiscal 2000, the Compensation Committee had general responsibility for establishing the compensation payable to the Company's executive officers and other key executives and had the sole and exclusive authority to administer the Company's 1995 Stock Option/Stock Issuance Plan (the "Stock Option Plan") and other stock option plans under which grants may be made to such individuals. From September 15, 1996 until the beginning of fiscal 2000, such functions were performed by the Board.

     General Compensation Policy. Under the supervision of the Compensation Committee, the Company's compensation policy is designed to attract and retain qualified key executives critical to the Company's growth and long-term success. It is the objective of the Compensation Committee to have a portion of each executive's compensation contingent upon the Company's performance as well as upon the individual's performance. Accordingly, each executive officer's compensation package is comprised of three elements:
(i) base salary which reflects individual performance and expertise, (ii) variable and discretionary bonus awards payable in cash and tied to the achievement of certain performance goals for the Company or the executive and
(iii) long-term, stock-based incentive awards that are designed to strengthen the mutuality of interests between the executive officers and the stockholders. The summary below describes in more detail the factors which the Compensation Committee considers in establishing each of the three primary components of the compensation package provided to the executive officers.

     Base Salary. The level of base salary is established primarily on the basis of the individual's qualifications and relevant experience, the strategic goals for which he has responsibility, the compensation levels at companies that compete with the Company for business and executive talent and the incentives necessary to attract and retain qualified management. Base salary is reevaluated each year to take into account the individual's performance and to maintain a competitive salary structure. Company performance does not play a significant role in the determination of base salary.

     Cash-Based Incentive Compensation. Cash bonuses are awarded on a discretionary basis to executive officers on the basis of their success in achieving designated individual goals and the Company's success in achieving company-wide goals.

     Long-Term Incentive Compensation. The Company has utilized the Stock Option Plan to provide executives and other key employees with incentives to maximize long-term stockholder values. Awards under this plan by the Compensation
Committee take the form of stock options designed to give the recipient a significant equity stake in the Company and thereby closely align his interests with those of the stockholders. Factors considered in making such awards include the individual's position in the Company, his performance and responsibilities, and internal comparability considerations. In addition, the Compensation Committee takes into account each individual's position with the Company and his existing holdings of unvested options. Each option grant allows the executive officer to acquire shares of Common Stock at a fixed price per share, typically the fair market value on the date of grant, over a specified period of time of up to 10 years. The options typically vest in periodic installments over a four-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he remains in the Company's service, and then only if the market price of the Common Stock appreciates over the option term.

     CEO Compensation. In setting the compensation payable during fiscal 2000 to the Company's Chief Executive Officer, Junaid Sheikh, the Compensation Committee used the same factors as described above for the executive officers. The Compensation Committee established a combination compensation package for Mr. Sheikh, including a base salary and stock option grants in line with those received by other executives of comparably-sized companies in similar industries. Mr. Sheikh's compensation package for fiscal 2000 also included a discretionary performance bonus. The Compensation Committee awarded Mr. Sheikh a discretionary performance bonus of $161,500 in cash in February 2000. The Compensation Committee so awarded Mr. Sheikh in recognition of Mr. Sheikh's significant efforts related to the Company's sale of substantially all assets related to the Company's ELSET virtual set product line and certain other related assets.

                                                  The Compensation Committee

                                                  Michael Luckwell, Chairman
                                                  David A. Lahar
                                                  Eugene M. Matalene, Jr.

     This Report of the Compensation Committee is not soliciting material, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee and none of the Company's executive officers has a relationship that would constitute an interlocking relationship with executive officers and directors of another entity. Mr. Sheikh, Chairman of the Board, is also President and Chief Executive Officer of the Company. At the request of the Compensation Committee, Mr. Sheikh participated in some of the deliberations of, provide information to, and respond to questions of the Compensation Committee. Mr. Sheikh, however, is not member of the Compensation Committee, is not entitled to vote on any matters before the Compensation
Committee  and  did  not  participate  in  any  decisions  of  the  Compensation
Committee.

     On November 1, 2000, the Company engaged EOS Capital, Inc. as a consultant and financial advisor to assist the Board with strategic, competitive and financial strategy and with formulating criteria with respect to potential acquisition, merger or sale partners. As compensation for such services, the Company paid EOS Capital a retainer of $100,000, agreed to pay the success fees as may be negotiated in the future between EOS Capital and the Company and agreed to reimburse EOS Capital for its related out-of-pocket expenses. Mr. Lahar, a director of the Company and a member of the Compensation Committee, is a managing director and the sole equity owner of EOS Capital. See "Certain Relationships and Related Transactions."

Stock Performance Graph

     The  following  graph shows a comparison of  cumulative  total  stockholder returns for the  Company,  the Nasdaq Total Return  Index,  and the  Hambrecht &
Quist Technology Index for the period commencing  September 30, 1995 to the last day of the Company's  fiscal year on December 31, 2000.  (The following table is supplied in accordance with Rule 304 (d) of Regulation S-T.)
                                    9/30/95    9/30/96     9/30/97     9/30/98     12/31/98    12/31/99    12/31/00
                                    -------    -------     -------     -------     --------    --------    --------
Accom, Inc.                         $100.00    $ 22.86     $ 30.06     $  4.34     $  7.20     $  7.89     $  2.74

NASDAQ Total Return Index           $100.00    $118.74     $163.00     $165.58     $215.77     $399.86     $240.38

Hambrecht & Quist Technology        $100.00    $109.77     $163.67     $152.07     $214.66     $479.41     $309.92
Index

     This Section, "Stock Performance Graph," is not soliciting material, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Summary of Cash and Certain Other Compensation

     The following Summary Compensation Table sets forth the compensation earned by the Company's Chief Executive Officer and the four other highest-paid executive officers whose salary and bonus for fiscal 2000 was in excess of $100,000 (collectively, the "Named Officers") for services rendered in all capacities to the Company for that year. The Company changed its fiscal year from September 30 to December 31 in December 1998. As a result, the table below reflects compensation information for the fiscal year ended December 31, 2000, the fiscal year ended December 31, 1999, the calendar year ended December 31, 1998 and the fiscal year ended September 30, 1998.

                           SUMMARY COMPENSATION TABLE

                                                                     Annual               Long-Term
                                                 Fiscal or        Compensation          Compensation
                                      Fiscal     Calendar        --------------        --------------
                                       Year        Year                                  Securities        All Other
Name and Present                      Ended       Ended      Salary        Bonus         Underlying      Compensation
Principal Position                   Sept. 30    Dec. 31       ($)        ($) (1)        Options (#)          ($)
------------------                   --------    -------       ---        -------        -----------          ---
Junaid Sheikh.......................               2000     $175,000     $161,500              0        $  2,491 (2)
  President, Chief Executive Officer               1999     $175,000     $      0              0        $  1,986 (3)
  and Chairman of the Board                        1998     $176,973     $      0        397,286 (4)    $  2,782 (5)
                                      1998                  $170,528     $      0        147,286 (4)    $  2,722 (6)

Donald K. McCauley..................               2000     $165,266     $      0              0        $  2,753 (7)
  Senior Vice President Finance and                1999     $160,000     $      0              0        $ 45,232 (8)
  Chief Financial Officer (9)                      1998     $  8,513     $      0        100,000        $  1,016 (10)

Ian Craven..........................               2000     $155,000     $      0              0        $  1,393 (11)
  Senior Vice President, Engineering               1999     $145,000     $ 13,800              0        $  1,371 (12)
                                                   1998     $145,000     $  2,000         98,125 (13)   $  1,458 (14)
                                      1998                  $141,596     $  2,000         88,125 (13)   $  1,449 (6)

Phillip Bennett.....................               2000     $170,000     $      0                       $  1,569 (15)
  Executive Vice President,                        1999     $150,000     $ 53,835              0        $    981 (16)
  Technology and Engineering (17)                  1998     $ 7,981      $      0              0        $      0

William T. Ludwig...................               2000     $130,346     $ 40,000              0        $    950 (18)
  Vice President, Sales (19)                       1999     $113,812     $ 40,000              0        $    841 (20)
                                                   1998     $      0     $      0        100,000        $      0

---------------
(1)  Represents bonus compensation earned in such fiscal or calendar year.
(2) Represents standard life insurance and key man insurance premiums in the amounts of $540 and $1,485, respectively, paid by the Company for the benefit of the named officer and a holiday gift valued at $466.
(3) Represents standard life insurance and key man insurance premiums in the amounts of $792 and $873, respectively, paid by the Company for the benefit of the named office and a holiday gift valued at $321.
(4) Includes options to purchase 87,286 shares of the Common Stock that were canceled on May 15, 1998 and repriced to $1.03125 per share.
(5) Represents standard life insurance and key man insurance premiums in the amounts of $612 and $2,170, respectively, paid by the Company for the benefit of the named Officer.
(6) Represents key man insurance premiums paid by the Company for the benefit of the named Officer.
(7) Represents standard life insurance premiums in the amount of $2,247 paid by the Company for the benefit of the named officer and a holiday gift valued at $506.
(8) Represents standard life insurance premiums in the amount of $1,911 paid by the Company for the benefit of the named officer, a one-year, one-time allowance paid for business use of personal automobile in the amount of $18,000, a signing bonus in the amount of $25,000 and a holiday gift valued at $321.
(9) Mr. McCauley became an employee of the Company in December 1998 and did not earn any compensation prior thereto.
(10) Represents an allowance paid for business use of personal automobile.
(11) Represents standard life insurance and key man insurance premiums in the amounts of $468 and $201, respectively, paid by the Company for the benefit of the named officer and a holiday gift valued at $724.

                                       9


(12) Represents standard life insurance and key man insurance premiums in the amounts of $633 and $417, respectively, paid by the Company for the benefit of the named office and a holiday gift valued at $321.
(13) Includes options to purchase 58,125 shares of the Common Stock that were canceled on May 15, 1998 and repriced to $1.03125 per share.
(14) Represents standard life insurance and key man insurance premiums in the amounts of $490 and $968, respectively, paid by the Company for the benefit of the named officer.
(15) Represents standard life insurance and key man insurance premiums in the amounts of $522 and $557, respectively, paid by the Company for the benefit of the named officer and a holiday gift valued at $490.
(16) Represents standard life insurance premiums in the amount of $660 paid by the Company for the benefit of the named officer and a holiday gift valued at $321.
(17) Mr. Bennett became an employee of the Company in December 1998 and did not earn any compensation prior thereto.
(18) Represents standard life insurance premiums in the amount of $469 paid by the Company for the benefit of the named officer and a holiday gift valued at $481.
(19) Mr. Ludwig became an employee of the Company in December 1998 and did not earn any compensation prior thereto.
(20) Represents standard life insurance premiums in the amount of $520 paid by the Company for the benefit of the named officer and a holiday gift valued at $321.

Option Exercises and Holdings

     The table below sets forth information concerning the exercise of options during fiscal 2000 and the unexercised options held as of the end of such year by the Named Officers. No stock appreciation rights were exercised during such fiscal year or outstanding as of the end of that fiscal year.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                           Number of
                                                                     Securities Underlying      Value of Unexercised
                                        Shares        Aggregate      Unexercised Options at    In-the-Money Options at
                                      Acquired On  Value Realized        Year End (#).            Year End ($) (1).
                    Name             Exercise (#)       ($)        Exercisable/Unexercisable  Exercisable/Unexercisable
                    ----             ------------       ---        -------------------------  -------------------------
Junaid Sheikh.....................         0             $0               254,786 / 142,500            $0 / $0
   President, Chief Executive
   Officer and Chairman of the Board

Donald K. McCauley................         0             $0                 50,000 / 50,000            $0 / $0
   Senior Vice President, Finance
   and Chief Financial Officer

Ian Craven........................         0             $0                 81,875 / 16,250            $0 / $0
   Senior Vice President,
   Engineering

Phillip Bennett...................         0             $0                          0 / 0             $0 / $0
   Executive Vice President,
   Technology and Engineering

William T. Ludwig.................      31,250         $69,531             18,750 / 50,000             $0 / $0
   Vice President, Sales

---------------
(1) Market price at the end of fiscal 2000 ($0.24) less exercise price. For purposes of this calculation, the year-end market price of the shares is deemed to be the closing sale price of the Common Stock as reported on the Over-the-Counter Bulletin Board on December 31, 2000.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The members of the Board, the executive officers of the Company and persons who hold more than ten percent of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934. These such individuals are required to file reports with respect to their ownership of and transactions in the Company's securities. Officers, directors and greater than ten percent stockholders are required to furnish the Company with copies of all such reports they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during fiscal 2000 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with, except that: (i) Mr. Ludwig, the Company's Vice President, Sales, failed to timely file an end-of-month report on Form 4 to reflect the exercise of certain employee stock option and related acquisition of Common Stock but Mr. Ludwig has since reported the transaction on Form 5 and
(ii) Mr. Donald William Petersen, the Company's Vice President, Manufacturing, failed to timely file an end-of-month report on Form 4 to reflect his exercise of employee stock option and subsequent disposition of the Common Stock but Mr. Petersen has since reported the transaction on Form 5.

                            COMMON STOCK OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The  following  table sets forth certain  information  known to the Company with  respect to the  beneficial  ownership of Common Stock as of March 30, 2001 by: (i) all persons who are beneficial  owners of five percent or more of Common
Stock, (ii) each director,  (iii) each executive officer of the Company and (iv)
all current directors and executive officers as a group.

           Name and Address, if Required,                         Shares                   Percent of Shares
                 of Beneficial Owner                    Beneficially Owned (1)(2)      Beneficially Owned (1)(2)
                 -------------------                    -------------------------      -------------------------
Michael Luckwell (3)...............................              3,433,750                       33.6%
    26 Catherine Place
    London SW1E 6HF United Kingdom

American Bankers Insurance Group, Inc. (4).........              3,000,000                       22.7%
    11222 Quail Roost Drive
    Miami, FL 33157

El Dorado Ventures and affiliated entities (5).......              988,782                        9.7%
    2400 Sand Hill Road
    Suite 100
    Menlo Park, CA 94025

Scitex Digital Video, Inc. (6).....................              1,000,000                        8.9%
    c/o Scitex Corporation Ltd.
    P.O. Box 330
    Herzilya B 46103 Israel

Junaid Sheikh (7)..................................              1,199,751                       11.4%
    President, Chief Executive Officer,
    and Chairman of the Board

Phillip Bennett (8)................................                750,000                        7.4%
    Executive Vice President, Technology
    and Engineering

Ian Craven (9).....................................                164,197                        1.6%
    Senior Vice President, Engineering

William T. Ludwig (10).............................                 60,416                         *
    Vice President, Sales

Donald K. McCauley (11)............................                 60,416                         *
    Senior Vice President, Finance and
    Chief Financial Officer

Lionel M. Allan (12)...............................                178,722                        1.7%
    Director

David A. Lahar (13)................................                120,000                        1.2%
    Director

Eugene M. Matalene, Jr.(14)........................                115,000                        1.1%
    Director

Thomas E. Fanella (15).............................                 22,500                         *
    Director

All executive officers and directors ..............              6,272,383                       56.7%
    as a group (12 persons) (16)

------------
*       Less than one percent (1%).

(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the Company believes that persons named in the table have sole voting and investment power with respect to all shares of Common Stock held by such person.

(2) The number of shares of Common Stock beneficially owned includes the shares issuable pursuant to stock options which may be exercised within 60 days after March 30, 2001. Shares issuable pursuant to such options are deemed outstanding for computing the percentage of the person holding such options but are not outstanding for computing the percentage of any other person.

(3) Includes 15,000 shares issuable upon currently exercisable options held by Mr. Luckwell.

(4) Includes the shares issuable upon conversion of the Senior Subordinated Convertible Note due March 12, 2004 (the "Convertible Notes") in the aggregate principal amount of $3,000,000 held by American Bankers Insurance Group, Inc. The Convertible Notes convert into that number of shares as calculated by dividing the outstanding principal amount of such Convertible Notes by a conversion price of $1.00, subject to adjustment. As of March 30, 2001, the $3,000,000 Convertible Note held by American Bankers Insurance Group, Inc. converts into 3,000,000 shares.

(5) Reflects share ownership as of March 30, 2000, based on the Company's records.

(6) Includes a currently exercisable warrant to purchase 250,000 shares of the Common Stock at $1.00 per share and a currently exercisable warrant to purchase 750,000 shares of the Common Stock at $3.00 per share. Both warrants terminate upon the earlier to occur of (i) December 10, 2008 or
     (ii) an acquisition or change in control of the Company.

(7) Includes 287,077 shares issuable pursuant to stock options held by Mr. Sheikh which may be exercised currently or within 60 days after March 30, 2001. Also includes 912,674 shares owned indirectly by Mr. Sheikh and Mr. Sheikh's wife as Trustees of the Sheikh Revocable Trust.

(8) Includes 650,000 shares subject to a repurchase right of the Company, at the issuance price, which lapses in equal monthly increments over a period of three years, beginning December 1998. As of March 30, 2001, 162,515 shares were subject to repurchase.

(9) Includes 88,541 shares issuable pursuant to stock options held by Mr. Craven which may be exercised currently or within 60 days after March 30, 2001.

(10) Includes 29,166 shares issuable pursuant to stock options held by Mr. Ludwig which may be exercised currently or within 60 days after March 30, 2001.

(11) Represents 60,416 shares issuable upon currently exercisable options held by Mr. McCauley.

(12) Includes 65,850 shares issuable upon currently exercisable options held by Mr. Allan. Also includes 100,416 shares owned indirectly by Mr. Allan and Mr. Allan's wife as Trustees of the Allan 1995 Living Trust and 12,456 shares owned indirectly by Mr. Allan as the beneficiary of the Allan Advisors, Inc. Profit Sharing Plan FBO Lionel M. Allan.

(13) Includes 20,000 shares issuable upon currently exercisable options held by Mr. Lahar. Also includes 100,000 shares owned indirectly by Mr. Lahar as trustee of the EOS Capital Profit Sharing Plan.

(14) Includes 15,000 shares issuable upon currently exercisable options held by Mr. Matalene. Also includes the shares issuable upon conversion of the Convertible Notes in the aggregate principal amount of $100,000 held by Mr. Matalene. The Convertible Notes convert into that number of shares as calculated by dividing the outstanding principal amount of such Convertible Notes by a conversion price of $1.00, subject to adjustment. As of March 30, 2001, the $100,000 Convertible Note held by Mr. Matalene converts into 100,000 shares.

(15) Represents 22,500 shares issuable upon currently exercisable options held by Mr. Fanella.

(16) Includes 771,181 shares issuable pursuant to stock options held by which may be exercised currently or within 60 days after March 30, 2001. Also includes 100,000 shares issuable upon conversion of Convertible Notes. See footnotes above.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On November 1, 2000, the Company engaged EOS Capital, Inc. as a consultant and financial advisor to assist the Board with strategic, competitive and financial strategy and with formulating criteria with respect to potential acquisition, merger or sale partners. As compensation for such services, the Company paid EOS Capital a retainer of $100,000, agreed to pay the success fees as may be negotiated in the future between EOS Capital and the Company and agreed to reimburse EOS Capital for its related out-of-pocket expenses. Mr. Lahar, a director of the Company, is a managing director and the sole equity owner of EOS Capital. The fees for these services were negotiated on an arm's length basis, and the Company believes that such terms and amounts are at least as favorable as the Company could have obtained from third parties.

     On March 12, 1999, the Company issued the Convertible Notes in the aggregate principal amount of $3,500,000 to a group of investors led by American Bankers. Mr. Matalene was one such investor and purchased a Convertible Note in the principal amount of $100,000. The Convertible Notes currently have an interest rate of 8%, and in fiscal 2000, Mr. Matalene was paid $7,822 in interest under the Convertible Notes. Mr. Matalene's Convertible Note is currently convertible into 100,000 shares of Common Stock. Upon the consummation of the issuance of the Convertible Notes in March 1999, Mr. Matalene earned a $87,500 consulting fee to be paid by the Company for his financial consulting services. Mr. Matalene, who became a director of the Company upon the issuance of the Notes, is a director and stockholder of American Bankers.

     In connection with the issuance of the Convertible Notes, the Company retained EOS Capital to provide financial consulting services. Upon consummation of the issuance of the Convertible Notes, EOS Capital earned a $87,500 consulting fee to be paid by the Company for its services. Both of the financial consulting fees paid to Mr. Matalene and EOS Capital were negotiated on an arm's length basis, and the Company believes that such amount and the terms of the agreement with Mr. Matalene and EOS Capital are at least as favorable as the Company could have obtained from third parties.

     Between November 3, 1999 and March 30, 2001, the Company and American Bankers amended the Convertible Notes and entered into waivers of the Company's violations of certain covenants related to the Convertible Notes. The Company paid Mr. Matalene a fee of $52,500 for his assistance in obtaining American Bankers' waiver of January 29, 2001.

     On December 7, 1998, the Company entered into agreements with each of Messrs. Allan and Lahar, directors of the Company, pursuant to which the Company issued 100,000 shares of Common Stock, subject to repurchase rights, to each of them primarily in recognition of their significant efforts related to the Company's acquisition by of the assets of Scitex Digital Video, Inc. In exchange for the shares sold to Mr. Allan in December 1998, Mr. Allan delivered a non-recourse promissory note in the amount of $65,000 with an interest rate equal to the prime rate of Comerica Bank as adjusted quarterly. Effective as of June 20, 1999, the Company and Mr. Allan terminated the Company's repurchase right with respect to Mr. Allan's 100,000 shares, vested all such shares and amended Mr. Allan's promissory note to provide the Company with recourse against the assets of Mr. Allan in the event of his default. The largest aggregate amount of indebtedness outstanding at any time during fiscal 2000 under such note was $73,101. Mr. Allan fully paid off all principal and interest due under the note on June 19, 2000.

     In exchange for the shares sold to Mr. Lahar, a director of the Company, in December 1998, Mr. Lahar delivered a non-recourse promissory in the amount of $65,000 with an interest rate equal to the prime rate of Comerica Bank as adjusted quarterly. Effective as of June 20, 1999, the Company and Mr. Lahar amended Mr. Lahar's promissory note to make the principal and interest due on September 1, 1999 and to provide the Company with recourse against the assets of Mr. Lahar in the event of his default. The Company and Mr. Lahar also terminated the Company's repurchase right with respect to Mr. Lahar's 100,000 shares and vested all such shares. The largest aggregate amount of indebtedness outstanding at any time during fiscal 2000 under such note was $70,766. Mr. Lahar fully paid off all principal and interest due under the note on February 15, 2000.

     On December 4, 1998, the Company entered into an agreement with Phillip Bennett, as an inducement to Mr. Bennett to join the Company as Executive Vice President, Technology and Engineering. The agreement provided for the sale by the Company to Mr. Bennett of 750,000 shares of Common Stock. Of such shares, 650,000 were sold in consideration of the delivery by Mr. Bennett of a non-recourse promissory note. Effective as of June 20, 1999, the

Company and Mr. Bennett amended the non-recourse promissory note to fix the note's interest rate at 5.5% and to require accrued interest to be paid monthly in advance. The largest aggregate amount of indebtedness outstanding at any time during the fiscal 2000 under such note was $508,265. As of April 27, 2001, the amount outstanding under such note was $502,034.

     Since 1992, the Company has retained Lionel Allan, a director of the Company, as a consultant for legal and other business related matters. These services are in addition to his services as a director of the Company. The Company currently pays Mr. Allan $4,000 per month for such consulting services. Such amount was negotiated on an arm's length basis and the Company believes that such amount and the terms of the agreement with Mr. Allan are at least as favorable as the Company could have obtained from third parties.

     Each of El Dorado Ventures, Michael Luckwell and American Bankers are entitled to certain registration rights with respect to the Common Stock owned by such stockholder. See "Common Stock Ownership of Certain Beneficial Owners and Management." The Company's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by the Delaware General Corporation Law. The Company's Bylaws also provide that the Company shall indemnify its directors, officers, employees and agents in such circumstances. In addition, the Company has entered into indemnification agreements with its officers and directors.

        ---------------------------------------------------------------

                                 PROPOSAL NO. 2

             AMENDMENT TO THE 1995 STOCK OPTION/STOCK ISSUANCE PLAN
                TO INCREASE AUTHORIZED SHARES UNDER BY 2,000,000

        ---------------------------------------------------------------

     The Board has unanimously approved an increase by 2,000,000 (from 2,196,468 to 4,196,468) of the number of shares of Common Stock reserved for issuance under the Company's 1995 Stock Option/Stock Issuance Plan (the "Stock Option Plan").

     As of March 30, 2001, the Company had a total of 2,196,468 shares of Common Stock reserved for issuance under the Stock Option Plan. Of such shares, 141,803 were available for the grant of new options and other awards under the Stock Option Plan. The proposed 2,000,000 shares would result in a total of 4,196,468 shares of Common Stock reserved for issuance under the Stock Option Plan, and of such shares, 2,141,803 would be available for the grant of new options and other awards under the Stock Option Plan.

     The Board believes that an increase in the number of shares reserved under the Stock Option Plan would benefit the Company and its stockholders by giving the Company a means to attract new and retain current employees. The Board believes that the 141,803 shares available under the Stock Option Plan as of March 30, 2001 are insufficient for these purposes. Awards under the Stock Option Plan to new and current employees are the Company's primary form of long-term incentive compensation. Such awards provide employees with incentives to maximize long-term stockholder values and help to align employee's interests with those of the stockholders.

     The proposed amendment affects only the number of shares of Common Stock reserved under the Stock Option Plan and does not apply to any other portion of the Stock Option Plan. If the stockholders approve the proposed amendment, the Company intends to register the additional 2,000,000 shares of Common Stock under the Securities Act of 1933 as soon as practicable after the stockholder approval.

Summary of 1995 Stock Option/Stock Issuance Plan, as Amended

     The Stock Option Plan is the successor equity incentive program to the Company's Restated 1990 Stock Option Plan (the "Prior Plan"). The Stock Option Plan was adopted by the Board on July 25, 1995 and approved by the stockholders on September 14, 1995. The Stock Option Plan was amended on October 29, 1998. The Stock Option Plan was further amended on July 20, 1999, and such amendment was approved by stockholders on July 20, 1999.

     The Company initially authorized 2,000,000 shares of Common Stock for issuance under the Stock Option Plan, plus an additional number of shares equal to 1% of the number of shares of Common Stock and Common Stock equivalents outstanding on the first day of 1996, 1997 and 1998. The initial 2,000,000 share reserve was comprised of (i) the shares which remained available for issuance under the Prior Plan, including the shares subject to outstanding options thereunder, plus (ii) an additional increase of approximately 1,260,000 shares. As of March 30, 2001, there were 257,877 outstanding shares of Common Stock issued pursuant to the Stock Option Plan and outstanding options under the Stock Option Plan options to purchase 1,796,788 shares of Common Stock.

     The objective of the Stock Option Plan is to provide an incentive for key employees, including officers and directors who are employees, and non-employees, including non-employee directors, of the Company or its subsidiaries to remain in the service of the Company by providing them with opportunities to acquire an economic interest in the future success and prosperity of the Company and its subsidiaries.

     The Stock Option Plan is divided into three separate components: (i) the Discretionary Option Grant Program, (ii) the Stock Issuance Program and (iii) the Automatic Option Grant Program. Under the Discretionary Option Grant Program, employees and consultants may, at the discretion of the Stock Option Plan's administrator, be granted options to purchase shares of Common Stock at an exercise price not less than 85% of their fair market value on the grant date. Under the Stock Issuance Program, such persons may, at the discretion of the Stock Option Plan's administrator, be issued shares of Common Stock directly, through the purchase of such shares at a price not less than 85% of their fair market value at the time of issuance or as a bonus tied to the performance of services. Under the Automatic Option Grant
Program, automatic grants will be made at periodic intervals to eligible non-employee Board members to purchase shares of Common Stock at an exercise price equal to 100% of their fair market value on the grant date.

     The Discretionary Option Grant Program and the Stock Issuance Program are administered by the Compensation Committee, which is the Plan Administrator. Under those programs, the Plan Administrator has complete discretion to determine which eligible individuals are to receive option grants or stock issuances, the time or times when such option grants or stock issuances are to be made, the number of shares subject to each such grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory stock option under the Federal tax laws, the vesting schedule to be in effect for the option grant or stock issuance and the maximum term for which any granted option is to remain outstanding. However, no participant in the Stock Option Plan may receive options or other rights for more than 300,000 shares of Common Stock per calendar year, and only Company employees may receive incentive stock options. As of March 30, 2000, there were approximately 110 individuals eligible under the Discretionary Option Grant Program and the Stock Issuance Program

     Each of those programs provides that, in the event the Company is acquired by merger, consolidation or asset sale, the shares of Common Stock purchased subject to a right of repurchase under the Stock Option Plan will immediately vest in full, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the acquiring entity, and options will accelerate to the extent not assumed by the acquiring entity. They also allow the Plan Administrator discretion to provide for the acceleration of one or more outstanding options under the Stock Option Plan (including options incorporated from the Prior Plan) and the vesting of shares subject to outstanding options upon the occurrence of certain hostile takeovers. Such accelerated vesting may be conditioned upon the subsequent termination of the affected optionee's service.

     Stock appreciation rights are authorized for issuance under the Discretionary Option Grant Program which provide the holders with the election to surrender their outstanding options for an appreciation distribution from the Company equal to the excess of (i) the fair market value of the vested shares of Common Stock subject to the surrendered option over (ii) the aggregate exercise price payable for such shares. Such appreciation rights distribution may be made in cash or in shares of Common Stock.

     The Plan Administrator has the authority to cancel outstanding options under the Discretionary Option Grant Program (including options incorporated from the Prior Plan) in return for the grant of new options for the same or different number of option shares with an exercise price per share based upon the fair market value of the Common Stock on the new grant date.

     Under the Automatic Option Grant Program, when an individual first becomes a non-employee member of the Board, he receives a 10,000-share option grant on the date he joins the Board provided he has not been in the prior employ of the Company. In addition, at each Annual Stockholders Meeting, each individual who is to continue to serve as a non-employee member of the Board after the Annual Meeting currently receives an additional option grant to purchase 5,000 shares of Common Stock, whether or not such individual has been in the prior employ of the Company, so long as such individual has served on the Board for more than six months. All options granted under the Automatic Option Grant Program are immediately vested and exercisable and not subject to any repurchase right of the Company. As of March 30, 2000, the Company had five non-employee directors.

     The Board may amend or modify the Stock Option Plan at any time, provided that the terms of the Automatic Option Grant Program may not be amended more than once every six months, other than to the extent necessary to comply with applicable federal tax rules and regulations. Notwithstanding the foregoing, the Board cannot, without the approval of the stockholders, (i) materially increase the maximum number of shares issuable under the Stock Option Plan, the number of shares for which options may be granted under the Automatic Option Grant Program or the maximum number of shares for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, except for permissible adjustment in the event of certain changes in the Company's capitalization, (ii) materially modify the eligibility requirements for Stock Option Plan participation or (iii) materially increase the benefits accruing to Stock Option Plan participants. The Stock Option Plan will terminate on July 24, 2005, unless sooner terminated by the Board.

     Options  issued under the Stock  Option Plan  typically  may be  exercised,
subject  to  the  grant  terms  and   conditions   as  determined  by  the  Plan
Administrator, by giving written notice of exercise to the Company that specifies the number of shares of Common Stock as to which the option is being exercised and by tendering payment to the

Company of the purchase price. Generally, the form of payment for shares to be issued upon the exercise of an option may, in the Plan Administrator's discretion, consist entirely or in any combination of cash, check, a commitment to pay by a broker or shares held by the optionee or issuable upon exercise of the option, or such other consideration and method of payment permitted under any laws to which the Company is subject.

New Plan Benefits

     The Compensation Committee allocates benefits under the Stock Option Plan. As of April 27, 2001, no benefits or amounts relating to the additional benefits from the proposed 2,000,000 share increase, including options under the Stock Option Plan, have been granted to, received by or allocated to any individuals under such plan. Options to be granted under the Stock Option Plan are not determinable other than for the Non-Employee Directors Group. Based on the current number of five non-employee directors and assuming the Class 2 Directors nominated in this Proxy Statement are reelected, options covering a total of 25,0000 shares of Common Stock will be granted to the Non-Employee Directors Group under the Automatic Option Grant Program in fiscal 2001.

     The following table summarizes: (i) the number of options granted under the
Stock Option Plan to the  individuals or groups  specified below in fiscal 2000,
(ii) the weighted average exercise price of such option grants and (iii) options held by the individuals and groups specified below as of March 30, 2001:
                                                                      Weighted Average
                                                 Options Granted     Exercise Price of         Currently
              Name and Position                 (Number of Shares)   Options Granted($)       Outstanding
              -----------------                 ------------------   ------------------       -----------
Junaid Sheikh,.............................               0                  NA                 447,286 (1)
   President, Chief Executive Officer,
   and Chairman of the Board

Donald K. McCauley.........................               0                  NA                 120,000 (2)
   Senior Vice President, Finance and
   Chief Financial Officer

Ian Craven.................................               0                  NA                 128,125 (3)
   Senior Vice President, Engineering

Phillip Bennett............................               0                  NA                  40,000 (4)
   Executive Vice President,
   Technology and Engineering

William T. Ludwig..........................               0                  NA                  98,750 (5)
   Vice President, Sales

Lionel M. Allan, Director..................           5,000 (6)            $1.06                 65,850

Thomas E. Fanella, Director................           5,000 (6)            $1.06                 22,500

David A. Lahar, Director...................           5,000 (6)            $1.06                 20,000

Eugene M. Matalene, Jr., Director..........           5,000 (6)            $1.06                 15,000

Michael Luckwell, Director.................           5,000 (6)            $1.06                 15,000

All executive officers as a group .........               0                  NA               1,065,126
   (7 persons)

All non-executive directors  ..............          25,000 (6)            $1.06                138,350
   as a group (5 persons)

All non-executive officer employees........          98,000                $0.87                474,981
   as a group (approximately 66 persons)

---------------
(1) Includes options for 50,000 shares granted under the Discretionary Option Grant Program on January 4, 2001.
(2) Includes options for 20,000 shares granted under the Discretionary Option Grant Program on January 4, 2001.
(3) Includes options for 30,000 shares granted under the Discretionary Option Grant Program on January 4, 2001.
(4) Includes options for 40,000 shares granted under the Discretionary Option Grant Program on January 4, 2001.
(5) Includes options for 30,000 shares granted under the Discretionary Option Grant Program on January 4, 2001.

                                       18


(6)  Granted under the Automatic Grant Program on June 15, 2000.

     On March 30, 2001, the closing sale price of the Common Stock as reported on the Over-the-Counter Bulletin Board was $0.42.

Tax Treatment

     THE FOLLOWING SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES SET FORTH BELOW IS FOR GENERAL INFORMATIONAL PURPOSES AND MAY NOT BE APPLICABLE TO ALL INDIVIDUALS. PARTICIPANTS SHOULD CONSULT THEIR OWN TAX ADVISORS FOR A DETERMINATION AS TO THE SPECIFIC TAX CONSEQUENCES APPLICABLE TO THEM.

     Options. Options granted under the option plan may be either incentive options, which satisfy the requirements of Section 422 of the Internal Revenue Code, or non-qualified stock options, which are not intended to meet those requirements. The federal income tax treatment for the two types of options differs as is described below.

     No taxable regular income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The difference between the fair market value of the shares underlying the option on the exercise date and the exercise price will, however, be a preference item for purposes of the alternative minimum tax. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

     For Federal income tax purposes, dispositions are divided into two categories: qualifying and disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made more than two years after the date the option for the shares was granted and more than one year after the option was exercised for such shares. Unless both of these requirements are satisfied, a disqualifying disposition will result.

     Upon a qualifying disposition of the shares, the optionee will recognize a long-term capital gain in an amount equal to the excess of the amount realized upon the sale or other disposition of the purchased shares over the exercise price paid for such shares. If there is a disqualifying disposition of the shares, then the excess of the fair market value of those shares on the date the option was exercised (or the sale price, if lower) over the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal to the amount of ordinary income the optionee recognized on such disposition. In no other instance will the Company be allowed a business expense deduction with respect to the optionee's exercise or disposition of the purchased shares.

     No taxable income is recognized by an optionee upon the grant of a non-qualified option. The optionee will, in general, recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     Shares. Special provisions of the Internal Revenue Code apply to the acquisition of common stock under a non-qualified option, if the purchased shares are subject to repurchase by the Company. These special provisions may be summarized as follows:

     If the shares acquired upon exercise of the non-qualified option are subject to repurchase by the Company at the original exercise price in the event of the optionee's termination of service prior to vesting in such shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of the fair market value of the shares on the date the Company's repurchase right lapses with respect to such shares over the exercise price paid for the shares.

     The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the non-qualified option an amount equal to the excess of the fair market value of the purchased shares on the exercise date (determined as if the shares were not subject to the Company's repurchase right) over the exercise price paid for such shares. If a valid Section 83(b) election is made within 30 days after the exercise date, the optionee will not recognize any additional income as and when the Company's repurchase right lapses.

     The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-qualified option. The deduction will in general be allowed for the Company's taxable year in which such ordinary income is recognized by the optionee.

     Stock Appreciation Rights. An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to a business expense deduction equal to the appreciation distribution for the Company's taxable year in which the ordinary income is recognized by the optionee.

     Limitation on Company's Deduction. Section 162(m) of the Code will generally limit to $1,000,000 the Company's federal income tax deduction for compensation paid in any year to its chief executive officer and each of its four highest paid executive officers, to the extent that such compensation is not "performance based." Under Treasury regulations, a stock option will, in general, qualify as "performance based" compensation if it: (i) has an exercise price of not less than the fair market value of the underlying stock on the date of grant, (ii) is granted under a plan that limits the number of shares for which options may be granted to an employee during a specified period and meets certain other requirements, which plan is approved by a majority of the stockholders entitled to vote thereon, and (iii) is granted by a compensation committee consisting solely of at least two independent directors. If a stock option to an executive referred to above is not "performance based," the amount that would otherwise be deductible by the Company in respect of such stock option will be disallowed to the extent that the executive's aggregate non-performance based compensation paid in the relevant year exceeds $1,000,000.

Accounting Treatment

     The Company applies Accounting Principles Board Opinion No. 25 (Accounting for Stock Issued to Employees) ("APB Opinion 25") and related interpretations in accounting for stock options. Statement of Financial Accounting Standards No. 123 requires companies which use APB Opinion 25 accounting to disclose the impact, if any, that use of a fair value option valuation model would have on net income. If an option is issued to an employee for an exercise price that is less than fair market value of the Common Stock on the date of grant, charges to earnings will be made at the time of the grant of any options to the extent, if any, that the aggregate fair market value of the Common Stock on the date of grant exceeds the exercise price.

     Any expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances to employees with exercise or issue prices not less than the fair market value of the shares on the grant or issue date will not result in any direct charge to the Company's earnings. However, as discussed above, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in the pro-forma footnote to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the fair value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

Vote Required and Board Recommendation

     The affirmative vote of a majority of the shares outstanding and entitled to vote at the Annual Meeting, at which a quorum representing a majority of all outstanding shares of Common Stock is present and entitled to vote, will be required to amend the Stock Option Plan to increase its authorized shares by 2,000,000. If the stockholders do not so approve the amendment to the Stock Option Plan to increase the authorized shares by 2,000,000, the maximum number of shares issuable under Stock Option Plan will remain at 2,196,468.

     The Board unanimously recommends a vote IN FAVOR OF the amendment to the Stock Option Plan to increate the authorized shares by 2,000,000. The Board believes the Company and its stockholder will benefit form the increase in the number of authorized shares under the Stock Option Plan.

            --------------------------------------------------------

                                 PROPOSAL NO. 3

                         RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

            --------------------------------------------------------


     The firm of Ernst & Young LLP served as independent auditors for the Company for the year ended December 31, 2000. The Board has selected Ernst & Young LLP to continue in this capacity during fiscal 2001. The Company is asking the stockholders to ratify the appointment by the Board of Ernst & Young LLP, as independent auditors, to audit the consolidated financial statements the Company for the fiscal year ending December 31, 2001 and to perform other appropriate services.

     A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and to respond to stockholders' questions. The representative will be given an opportunity to make a brief statement.

     The Board unanimously recommends a vote IN FAVOR OF the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001. In the event that a majority of the shares voted at the Annual Meeting do not vote for the ratification, the Audit Committee and the Board will reconsider whether or not to retain that firm. Under all circumstances, the Audit Committee and the Board retain the corporate authority to change the auditors at a later date.

                                 OTHER BUSINESS

     The Board is not aware of any other matter which may be presented for action at the Annual Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the stockholders arise, it is intended that the persons named as proxy holders on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment in the interest of the Company. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

                              STOCKHOLDER PROPOSALS

     Under the rules of the Securities and Exchange Commission, the deadline for stockholders to submit proposals to be considered for inclusion in the Company's Proxy Statement for the next year's Annual Meeting of Stockholders is expected to be January 9, 2002. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission. Stockholder proposals submitted to the Company after March 16, 2002 may be considered untimely to be voted upon at the Company's next Annual Meeting.

                           INCORPORATION BY REFERENCE

     According to the provisions of Schedule 14A under the Securities Exchange Act of 1934, the following portion of a document is incorporated by reference:
"Executive Officers of the Company" from Part I of the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

                        ADDITIONAL INFORMATION AVAILABLE

     THE COMPANY WILL PROVIDE WITHOUT CHARGE, UPON REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, INCLUDING FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUEST SHOULD BE SENT TO THE ATTENTION OF THE CHIEF FINANCIAL OFFICER AT ACCOM, INC., 1490 O'BRIEN DRIVE, MENLO PARK, CALIFORNIA 94025, OR TELEPHONED TO (650) 328-3818.

                                         By Order of the Board of Directors,


                                         /s/ DONALD K. MCCAULEY
                                         ----------------------
                                         Donald K. McCauley
                                         Secretary

Dated:  April 27, 2001

                                   APPENDIX A

                                   ACCOM, INC.

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

This Charter governs the operations of the Audit Committee of the Board of Directors of Accom, Inc. The Audit Committee shall review and reassess the Charter at least annually and obtain approval of the Board of Directors.

     1. Members. The Board of Directors shall appoint an Audit Committee of at least three members, consisting entirely of "independent" directors of the Board, and shall designate one member as chairperson. For purposes hereof, "independent" shall mean a director who meets the NASD definition of "independence."

        On or before June 1, 2001, each member of the Company's Audit Committee must be financially literate, and at least one member of the Audit Committee shall have accounting or related financial management expertise, both as provided in the NASD rules.

     2. Purposes, Duties, and Responsibilities. The Audit Committee shall represent the Board of Directors in discharging its responsibilities relating to the accounting, reporting, and financial practices of the Company and its subsidiaries, and shall have general responsibility for surveillance of internal controls and accounting and audit activities of the Company and its subsidiaries. Specifically, the Audit Committee shall:

     (i) Recommend to the Board of Directors, and evaluate, the firm of independent certified public accountants to be appointed as auditor of the Company, which firm shall be ultimately accountable to the Board of Directors through the Audit Committee;

     (ii) Review with the independent auditor its audit procedures, including the scope, fees and timing of the audit, and the results of the annual audit examination and any accompanying management letters;

     (iii) Review with the independent auditor the written statement from the auditor, required by Independence Standards Board Standard No. 1, concerning any relationships between the auditor and the Company or any other relationships that may adversely affect the independence of the auditor and, based on such review, assess the independence of the auditor;

     (iv) Review the financial statements to be included in the Company's Annual Report on Form 10-K and discuss with management and the independent auditor the Company's annual audited financial statements, including a discussion of management and the auditor's judgment as to the quality of the Company's accounting principles; the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

     (v) Review with management and the independent auditor the interim financial statements and other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted accounting standards;

     (vi) Recommend to the Board of Directors whether, based on the review and discussions described in paragraphs (iii) through (v) above, the financial statements should be included in the Annual Report on Form 10-K;

     (vii)   Review the adequacy of the Company's internal controls;

     (viii) Review significant changes in the accounting policies of the Company and accounting and financial reporting rule changes that may have a significant impact on the Company's financial reports;

     (ix) Review material pending legal proceedings involving the Company and other contingent liabilities; and

     (x) Review the adequacy of the Audit Committee Charter on an annual basis, and recommend changes if the Committee determines changes are appropriate.

     The Audit Committee, in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Audit Committee should take the appropriate actions to set the overall corporate tone for quality financial reporting, sound business risk practices, and ethical behavior.

     3. Meetings. The Audit Committee shall meet as often as may be deemed necessary or appropriate in its judgment, generally four times each year, either in person or telephonically. The Audit Committee shall meet in executive session with the independent auditors at least annually. The Audit Committee shall report to the full Board of Directors with respect to its meetings and shall make such reports to shareholders as are required by applicable regulations or as are deemed advisable in the Committee's judgment. The majority of the members of the Audit Committee shall constitute a quorum.

                                   APPENDIX B

                                   ACCOM, INC.
                      1995 STOCK OPTION/STOCK ISSUANCE PLAN
                             AND AMENDMENTS THERETO


                                   ACCOM, INC.
                      1995 STOCK OPTION/STOCK ISSUANCE PLAN

                                   ARTICLE ONE

                               GENERAL PROVISIONS

         I. PURPOSE OF THE PLAN

         This 1995 Stock Option/Stock Issuance Plan is intended to promote the interests of Accom, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

         Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

         II. STRUCTURE OF THE PLAN

                  A. The Plan shall be divided into three separate equity programs:

                           (i) the  Discretionary  Option  Grant  Program  under
which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

                           (ii) the Stock Issuance  Program under which eligible
persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

                           (iii) the Automatic  Option Grant Program under which
Eligible Directors shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

                  B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

         III. ADMINISTRATION OF THE PLAN

                  A.  The  Primary  Committee  shall  have  sole  and  exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. No non-employee Board member shall be eligible to serve on the Primary Committee if such individual has, during the twelve (12)-month period immediately preceding the date of his or her appointment to the Committee or (if shorter) the period commencing with the
Section 12(g) Registration Date and ending with the date of his or her appointment to the Primary Committee, received an option grant or direct stock issuance under the Plan or any stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary), other than pursuant to the Automatic Option Grant Program.

                  B. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in these programs may, at the Board's discretion, be vested in the Primary
Committee or a Secondary Committee, or the Board may retain the power to administer these programs with respect to all such persons. The members of the Secondary Committee may be individuals who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

                  C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

                  D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program under its jurisdiction or any option or stock issuance thereunder.

                  E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

                  F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to option grants made thereunder.

         IV. ELIGIBILITY

                  A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                           (i) Employees,

                           (ii)  non-employee  members of the Board  (other than
those serving as members of the Primary Committee) or the board of directors of any Parent or Subsidiary, and

                           (iii) consultants and other independent  advisors who
provide services to the Corporation (or any Parent or Subsidiary).

                  B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine,
(i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid for such shares.

                  C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

                  D. The individuals eligible to participate in the Automatic Option Grant Program shall be (i) those individuals who are first elected or appointed as non-employee Board members after the Section 12(g) Registration Date, whether through appointment by the Board or election by the Corporation's stockholders and (ii) those individuals who continue to serve as non-employee Board members after one or more Annual Stockholders Meetings held after the Section 12(g) Registration Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but such individual shall be eligible to receive periodic option grants under the Automatic Option Grant Program upon his or her continued service as a non-employee Board member following one or more Annual Stockholders Meetings.

         V. STOCK SUBJECT TO THE PLAN

                  A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall initially not exceed 2,000,000 shares. Such authorized share reserve is comprised of (i) the number of shares which remained available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation's stockholders prior to such date, including the shares subject to the outstanding options incorporated into the Plan and any other shares which would have been available for future option grants under the Predecessor Plan, plus (ii) an additional increase of 1,258,036 shares authorized by the Board under the Plan, subject to stockholder approval.

                  B. The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of the 1996, 1997 and 1998 calendar years by an amount equal to one percent (1%) of the shares of Common Stock outstanding on December 31 of the immediately preceding calendar year; but in no event shall any such annual increase exceed 500,000 shares. No Incentive Options may be granted on the basis of the additional shares of Common Stock resulting from such annual increases.

                  C. The maximum number of shares of Common Stock which may be issued pursuant to Incentive Options granted under the Plan shall not exceed 2,000,000 shares.

                  D. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 300,000 shares of Common Stock per calendar year, beginning with the 1995 calendar year.

                  E. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options (including any options incorporated from the Predecessor Plan) expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. All shares issued under the Plan (including shares issued upon exercise of options incorporated from the Predecessor Plan), whether or not those shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an option under the Plan (including any option incorporated from the Predecessor Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

                  F. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which the share reserve is to increase automatically each year, (iii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, (iv) the number and/or class of securities for which automatic option grants are to be subsequently made per Eligible Director under the Automatic Option Grant Program and (v) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including any option incorporated from the Predecessor Plan) in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

         I. OPTION TERMS

         Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

                  A. Exercise Price.

                           1. The exercise price per share shall be fixed by the
Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date.

                           2. The exercise  price shall become  immediately  due
upon exercise of the option and shall, subject to the provisions of Section I of Article Five and the documents evidencing the option, be payable in one or more of the forms specified below:

                                    (i)  cash  or  check  made  payable  to  the
Corporation,

                                    (ii)  shares  of Common  Stock  held for the
requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                                    (iii) to the extent the option is  exercised
for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                           Except  to  the  extent  such  sale  and   remittance
procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

                  C. Effect of Termination of Service.

                           1. The following provisions shall govern the exercise
of any options held by the Optionee at the time of cessation of Service or death:

                                    (i) Any  option  outstanding  at the time of
the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                                    (ii) Any option  exercisable  in whole or in
part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                                    (iii)  During  the  applicable  post-Service
exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Service.

                                    (iv)  Should  the   Optionee's   Service  be
terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                                    (v)  In   the   event   of  an   Involuntary
Termination following a Corporate Transaction, the provisions of Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee's cessation of Service and shall supersede any provisions to the contrary in this section.

                           2. The Plan Administrator  shall have the discretion,
exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                                    (i)  extend the period of time for which the
option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                                    (ii)  permit  the  option  to be  exercised,
during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

                  D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

                  E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

                  F. Limited Transferability of Options. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may be assigned in accordance with the terms of a Qualified Domestic Relations Order. The assigned option may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

         II. INCENTIVE OPTIONS

         The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

                  A. Eligibility. Incentive Options may only be granted to Employees.

                  B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                  C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                  D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

         III. CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

                  B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                  C. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                  D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan on both an aggregate and per Optionee basis following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

                  E. Any options which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall automatically accelerate (and any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full) in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.

                  F. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Change in Control or
(ii) condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent Involuntary Termination of the Optionee's Service within a specified period following the effective date of such Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

                  G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

                  H. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         IV. CANCELLATION AND REGRANT OF OPTIONS

         The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor
Plan) and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

         V. STOCK APPRECIATION RIGHTS

                  A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

                  B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                           (i) One or more  Optionees  may be granted the right,
exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

                           (ii) No such  option  surrender  shall  be  effective
unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                           (iii) If the  surrender  of an option is  rejected by
the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or
(b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

                  C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                           (i) One or more  Section 16  Insiders  may be granted
limited stock appreciation rights with respect to their outstanding options.

                           (ii) Upon the occurrence of a Hostile Take-Over, each
such individual holding one or more options with such a limited stock appreciation right in effect for at least six (6) months shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

                           (iii) Neither the approval of the Plan  Administrator
nor the consent of the Board shall be required in connection with such option surrender and cash distribution.

                           (iv)  The  balance  of  the  option  (if  any)  shall
continue in full force and effect in accordance with the documents evidencing such option.

                                  ARTICLE THREE

                             STOCK ISSUANCE PROGRAM

         I. STOCK ISSUANCE TERMS

         Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

                  A. Purchase Price.

                           1. The purchase price per share shall be fixed by the
Plan Administrator, but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the stock issuance date.

                           2. Subject to the  provisions of Section I of Article
Five, shares of Common Stock may be issued under the Stock Issuance Program for one or both of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                                    (i)  cash  or  check  made  payable  to  the
Corporation, or

                                    (ii)   past   services   rendered   to   the
Corporation (or any Parent or Subsidiary).

                  B. Vesting Provisions.

                           1.  Shares of  Common  Stock  issued  under the Stock
Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                                    (i) the Service  period to be  completed  by
the Participant or the performance objectives to be attained,

                                    (ii) the number of installments in which the
shares are to vest,

                                    (iii) the  interval  or  intervals  (if any)
which are to lapse between installments, and

                                    (iv)  the  effect  which  death,   Permanent
Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

                           2. Any new,  substituted or additional  securities or
other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                           3. The Participant shall have full stockholder rights
with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                           4. Should the Participant  cease to remain in Service
while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

                           5. The Plan Administrator may in its discretion waive
the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

         II. CORPORATE TRANSACTION/CHANGE IN CONTROL

                  A. All of the outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

                  B. Any repurchase rights that are assigned in the Corporate Transaction shall automatically terminate, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within eighteen (18) months following the effective date of such Corporate Transaction.

                  C. The Plan Administrator shall have the discretion, exercisable either at the time the unvested shares are issued or at any time while the Corporation's repurchase right remains outstanding, to (i) provide for the automatic termination of one or more outstanding repurchase rights and the immediate vesting of the shares of Common Stock subject to those rights upon the occurrence of a Change in Control or (ii) condition any such accelerated vesting upon the subsequent Involuntary Termination of the Participant's Service within a specified period following the effective date of such Change in Control.

         III. SHARE ESCROW/LEGENDS

         Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FOUR

                         AUTOMATIC OPTION GRANT PROGRAM


         I. OPTION TERMS

                  A. Grant Dates. Option grants shall be made on the dates specified below:

                           1. Each  Eligible  Director  who is first  elected or
appointed as a non-employee Board member after the Section 12(g) Registration Date shall automatically be granted on the date of such initial election or appointment (as the case may be) a Non-Statutory Option to purchase 10,000 shares of Common Stock.

                           2. On the date of each Annual  Stockholders  Meeting,
beginning with the 1996 Annual Meeting, each individual who is to continue to serve as an Eligible Director after such meeting, shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase an additional 2,500 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months prior to the date of such Annual Meeting. There shall be no limit on the number of such 2,500-share option grants any one Eligible Director may receive over his or her period of Board service.

                  B. Exercise Price.

                           1. The exercise price per share shall be equal to one
hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                           2. The exercise price shall be payable in one or more
of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                  C. Option Term. Each option shall have a term of ten (10) years measured from the option grant date.

                  D. Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) equal and successive annual installments over the Optionee's period of continued service as a Board member, with the first such installment to vest upon the Optionee's completion of one (1) year of Board service measured from the option grant date. Each annual grant shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of one (1) year of Board service measured from the option grant date.

                  E. Effect of Termination of Board Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                           (i) The  Optionee  (or,  in the  event of  Optionee's
death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve
(12)-month period following the date of such cessation of Board service in which to exercise each such option.

                           (ii) During the twelve  (12)-month  exercise  period,
the option may not be exercised in the aggregate for more than the number of shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                           (iii) Should the  Optionee  cease to serve as a Board
member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of such shares as fully-vested shares of Common Stock.

                           (iv) In no event shall the option remain  exercisable
after the  expiration  of the option  term.  Upon the  expiration  of the twelve
(12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Board service.

         II. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

                  A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                  B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

                  C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option held by him or her for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board shall be required in connection with such option surrender and cash distribution.

                  D. The grant of  options  under  the  Automatic  Option  Grant
Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         III. AMENDMENT OF THE AUTOMATIC OPTION GRANT PROGRAM

         The provisions of this Automatic Option Grant Program, together with the option grants outstanding thereunder, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations.

         IV. REMAINING TERMS

         The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE FIVE

                                  MISCELLANEOUS

         I. FINANCING

                  A. The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

                  B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

         II. TAX WITHHOLDING

                  A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or stock appreciation rights or upon the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

                  B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                           (i)  Stock  Withholding:  The  election  to have  the
Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                           (ii) Stock  Delivery:  The election to deliver to the
Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

         III. EFFECTIVE DATE AND TERM OF THE PLAN

                  A. The Discretionary Option Grant, Automatic Option Grant Program and Stock Issuance Programs shall become effective on the Plan Effective Date and options and issuances may be granted under the Plan from and after the Plan Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

                  B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor
Plan as of such date shall, immediately upon approval of the Plan by the Corporations' stockholders, be incorporated into the Plan and treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

                  C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

                  D. The Plan shall terminate upon the earliest of (i) July 24, 2005, (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options or the issuance of shares (whether vested or unvested) under the Plan or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all options and unvested stock issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such options or issuances.

         IV. AMENDMENT OF THE PLAN

                  A. The Board  shall  have  complete  and  exclusive  power and authority to amend or modify the Plan in any or all respects. However, (i) no such amendment or modification shall adversely affect the rights and obligations with respect to options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification, and (ii) any amendment made to the Automatic Option Grant Program (or any options outstanding thereunder) shall be in compliance with the limitations of that program. In addition, the Board shall not, without the approval of the Corporation's stockholders, (i) materially increase the maximum number of shares issuable under the Plan, the number of shares for which options may be granted under the Automatic Option Grant Program or the maximum number of shares for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) materially modify the eligibility requirements for Plan participation or (iii) materially increase the benefits accruing to Plan participants.

                  B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

         V. USE OF PROCEEDS

         Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

         VI. REGULATORY APPROVALS

                  A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or stock appreciation right or
(ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it.

                  B. No shares of Common  Stock or other  assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

         VII. NO EMPLOYMENT/SERVICE RIGHTS

         Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

                                    APPENDIX

         The following definitions shall be in effect under the Plan:

         A. Automatic Option Grant Program shall mean the automatic option grant program in effect under the Plan.

         B. Board shall mean the Corporation's Board of Directors.

         C. Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                  (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

                  (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

         D. Code shall mean the Internal Revenue Code of 1986, as amended.

         E. Common Stock shall mean the Corporation's common stock.

         F.   Corporate   Transaction   shall  mean  either  of  the   following
stockholder-approved transactions to which the Corporation is a party:

                  (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those immediately prior to such transaction; or

                  (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

         G. Corporation shall mean Accom, Inc., a Delaware corporation.

         H. Discretionary Option Grant Program shall mean the discretionary option grant program in effect under the Plan.

         I. Domestic Relations Order shall mean any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

         J. Eligible Director shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

         K. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

         L. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

         M. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  (iii) For purposes of option grants made on the date the Underwriting Agreement is executed and the initial public offering price of the Common Stock is established, the Fair Market Value shall be deemed to be equal to the established initial offering price per share. For purposes of option grants made prior to such date, the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

         N.  Hostile   Take-Over  shall  mean  a  change  in  ownership  of  the
Corporation effected through the following transaction:

                  (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, and

                  (ii) more than fifty percent (50%) of the securities so acquired are accepted from persons other than Section 16 Insiders.

         O.  Incentive   Option  shall  mean  an  option  which   satisfies  the
requirements of Code Section 422.

         P. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

                  (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                  (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

         Q. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

         R. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

         S. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

         T. Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.

         U. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         V. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

         W. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more. However, solely for the purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve
(12) months or more.

         X. Plan shall mean the Corporation's 1995 Stock Option/Stock Issuance Plan, as set forth in this document.

         Y. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

         Z. Plan Effective Date shall mean the date on which the Plan is adopted by the Board.

         AA. Predecessor Plan shall mean the Corporation's existing Restated 1990 Stock Option Plan.

         BB. Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

         CC. Qualified Domestic Relations Order shall mean a Domestic Relations Order which substantially complies with the requirements of Code Section 414(p). The Plan Administrator shall have the sole discretion to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order.

         DD. Secondary Committee shall mean a committee of two (2) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

         EE. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

         FF. Section 12(g) Registration Date shall mean the first date on which the Common Stock is registered under Section 12(g) of the 1934 Act.

         GG. Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

         HH. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

         II. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

         JJ. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

         KK. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         LL. Take-Over Price shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

         MM. Taxes shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of such holder's options or the vesting of his or her shares.

         NN. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

         OO. Underwriting Agreement shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Common Stock.

                                  AMENDMENT TO
                                   ACCOM, INC.
                      1995 STOCK OPTION/STOCK ISSUANCE PLAN

         Pursuant to the Amendment to Equity Incentive Plans (the "Amendment") approved on October 29, 1998 by the Board of Directors (the "Board") of Accom, Inc., a Delaware corporation (the "Company"), the Company's 1995 Stock Issuance/Stock Option Plan (the "Plan") is amended as follows:

         1. Article Two, Section III.I of the Plan is added to read:

                  "I. Any provisions in this Section III that accelerate vesting periods shall not apply to any options granted to the Company's employees after October 29, 1998. However, nothing in this paragraph shall limit the applicability of such provisions to the officers, directors and consultants of the Company."

         2. Article Four, Section II.E of the Plan is added to read as follows:

                  "E. Any provisions in this Section II that accelerate vesting periods shall not apply to any options granted to the Company's employees after October 29, 1998. However, nothing in this paragraph shall limit the applicability of such provisions to the officers, directors and consultants of the Company."

         3. Article Five, Section VIII is added to read as follows:

                  "VIII. INFORMATION

                           Each Participant  granted Options or Shares of Common
Stock under this Plan after October 29, 1998 shall receive financial statements of the Company at least annually. However, such statements shall not be provided to key employees whose duties in connection with the Company assure them access to equivalent information."

         The undersigned certifies that the terms of the Amendment have been duly approved by the Board as of October 29, 1998.

                                             /S/ Junaid Sheikh
                                    -----------------------------------

                                               Junaid Sheikh
                                           Chairman of the Board

                                  AMENDMENT TO
                                   ACCOM, INC.
                      1995 STOCK OPTION/STOCK ISSUANCE PLAN

         Article Four of the 1995 Stock Option/Stock Issuance Plan is hereby amended and restated as of July 20, 1999 to read in full as follows:

                                  "ARTICLE FOUR

                         AUTOMATIC OPTION GRANT PROGRAMS

I.       OPTION TERMS

         A. Grant Dates. Option grants shall be made on the dates specified below:

                  1. Each Eligible Director who is first elected or appointed as a non-employee Board member after the Section 12(g) Registration Date shall automatically be granted on the date of such initial election or appointment (as the case may be) a Non-Statutory Option to purchase 10,000 shares of Common Stock.

                  2. On the date of each Annual Stockholders Meeting, each individual who is to continue to serve as an Eligible Director after such meeting, shall automatically be granted, whether or not such individual is
standing  for  re-election  as  a  Board  member  at  that  Annual  Meeting,   a
Non-Statutory Option to purchase an additional 5,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months prior to the date of such Annual Meeting. There shall be no limit on the number of such 5,000-shares option grants any one Eligible Director may receive over his or her period of Board service.

         B. Exercise Price.

                  1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                  2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

         C. Exercise and Term of the Options.

                  1. Each option granted on or after July 20, 1999 shall be immediately vested and exercisable and not subject to any repurchase right of the Corporation. The term of each such option shall be ten (10) years from the option grant date, subject to the provisions of Section I.D. below.

                  2. Each option granted before July 20, 1999 shall automatically accelerate on July 20, 1999 so that at such time each such option shall become fully vested and exercisable for all of the shares of Common Stock then subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock that are not subject to any repurchase right of the Corporation.

         D. Effect of Termination of Board Service. The following provisions shall govern the exercise of any option held by the Optionee at the time the Optionee ceases to serve as a Board member:

                  (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of the descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                  (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number vested of shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                  (iii) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve
         (12)-month) exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Board service.

II.      CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKEOVER

         A. Corporate Transactions. Immediately following the consummation of any Corporate Transaction, each outstanding automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

         B. Changes in Control. In connection with any Change in Control, each outstanding option shall remain exercisable until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

         C. Hostile Take-Overs. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option held by him or her for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option over
(ii) the aggregate exercise price payable for such shares. Such case distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board shall be required in connection with such option surrender and cash distribution.

         D. Corporation's Rights. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III.     AMENDMENT OF THE AUTOMATIC OPTION GRANT PROGRAM

         The provisions of this Automatic Option Grant Program, together with the option grants outstanding thereunder, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations.

IV.      REMAINING TERMS

         The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program."

                                   APPENDIX C

                                      PROXY

                                   ACCOM, INC.

                  Annual Meeting of Stockholders, June 14, 2001

   This Proxy is solicited on behalf of the Board of Directors of Accom, Inc.

         The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on June 14, 2001 and the Proxy Statement and appoints Junaid Sheikh and Donald K. McCauley, and each of them, as the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Accom, Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the Company's facilities located at 1490 O'Brien Drive, Menlo Park, California 94025, on Thursday, June 14, 2001 at 9:00 a.m. (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the following matter:

1.       To elect two Class 2 directors to each serve a three-year term.

         |_| FOR all the nominees listed below (except as indicated).

         |_| WITHHOLD authority to vote for all nominees listed below.

         If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

                  THOMAS E. FANELLA
                  DAVID A. LAHAR

2.       To approve an increase by 2,000,000  (from  2,196,468 to  4,196,468) of the number of shares of Common Stock reserved for issuance under the Company's 1995 Stock Option/Stock Issuance Plan.

                  |_|  FOR          |_|  AGAINST              |_|  ABSTAIN

3. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year 2001.

                  |_|  FOR          |_|  AGAINST              |_|  ABSTAIN

4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

                  |_|  FOR          |_|  AGAINST              |_|  ABSTAIN

The Board of Directors recommends a vote FOR each of the directors listed above and a vote FOR the other proposals. This Proxy, when properly executed, will be voted as specified above. THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS LISTED ABOVE AND FOR THE OTHER PROPOSALS IF NO SPECIFICATION IS MADE.

                                            Please print the name(s) appearing
                                            on each share certificate(s) over
                                            which you have voting authority:


                                            ------------------------------------
                                              (Print name(s) on certificate)


                                            Please sign your name(s):

                                            ------------------------------------

                                            ------------------------------------
                                                 (Authorized Signature(s))

                                            Date:
                                                 -------------------------------


                                      C-1